Developing Communities Since 1929 NYSE LEV November 7, 2005

Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of Levitt Corporation ("Levitt") and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond their control. These include, but are not limited to, risks and uncertainties associated with: The impact of economic, competitive and other factors affecting the companies and their operations, markets and products; Risks and uncertainties relating to the market for real estate generally and in the areas where Levitt has developments; The availability and price of land suitable for development, materials prices, labor costs, interest rates, environmental factors and governmental regulations; and Inclement weather such as hurricanes and tropical storms, as well as other natural disasters. The foregoing factors are not exclusive and reference is also made to other risks and factors detailed in reports filed by Levitt with the Securities and Exchange Commission. FORWARD-LOOKING STATEMENTS

America's Oldest Home Builder (1929) William J. Levitt, Father of suburbia Developer of Levittowns in New York, New Jersey and Pennsylvania Residential Builder of over 200,000 homes

THE LEVITT BRAND Building a Proud Legacy

Assets $787 Million Shareholders' Equity $340 Million Market Capitalization $398 Million Note: Assets and shareholders' equity as of 9/30/05 Market capitalization as of 11/03/05 KEY HIGHLIGHTS

KEY FINANCIAL HIGHLIGHTS 2000 - 2004 CAGR Revenue Up 51.2% Net Income Up 69.5% Diluted EPS Up 59.5%

KEY FINANCIAL HIGHLIGHTS 2004 vs. 2003 Revenue Up 94.2% Net Income Up 114.1% Diluted EPS Up 71.8%

FLORIDA INVENTORY Lower Orders in Florida due to limited inventory

STRATEGIC DIRECTION 2005 to be a "building" year Preparing for 3x-4x growth through 2010 Improving infrastructure, systems & processes Building supply of land inventory Expanding management team and staff 2005 Results to be "flattish" Home deliveries likely down 10-15% Average selling price up

FLORIDA INVENTORY Building inventory in Florida

2000 2001 2002 2003 2004 9 Mo.'04 9 Mo.'05 105.99 144.25 209.4 285.5 554.5 377.4 437.3 CONSOLIDATED REVENUE (Dollars in Millions) Compound Growth 51.2% 15.9%

NET INCOME (Dollars in Millions) 2000 2001 2002 2003 2004 9 Mo.'04 9 Mo.'05 6.96 7.52 19.51 26.8 57.4 40.4 46.6 Compound Growth 69.5% 15.3%

LEVITT CORPORATION HOMEBUILDING DIVISION LAND DIVISION

HOMEBUILDING DIVISION A Leader in Active Adult Communities

HOMEBUILDING DIVISION Homes & Communities

HOMEBUILDING DIVISION Homes & Communities

FLORIDA # 1 State for Homebuilding *2004 Single-unit housing additions Source: U.S. Census Bureau 4 1 14 16 Florida 184,538 Homes* Estimated 352,000 people migrated to Florida from July 2003 - July 2004

Currently developing 20 communities in Florida. Other communities are located in Georgia, South Carolina and Tennessee. Excludes Joint Ventures Myrtle Beach Jacksonville Orlando St. Lucie Palm Beach County Fort Myers Sarasota Atlanta Nashville Memphis LEVITT MARKETS Driving Growth in the Southeast

2000 2001 2002 2003 2004 9 Mo.'04 9 Mo.'05 Levitt and Sons 114.62 146.87 204.73 513.44 427.9 351.3 381.9 NEW ORDERS (Dollars in Millions) Units 599 694 980 2,240 8.7% Excludes Joint Ventures Compound Growth 39.0% 1,679 1,277 1,365

2000 2001 2002 2003 2004 9 Mo.'04 9 Mo.'05 Levitt and Sons 191.3 211.627 208.908 229.212 254.863 257.4 299.045 NEW ORDERS Average Selling Prices (Dollars in Thousands) Excludes Joint Ventures 16.2%

2000 2001 2002 2003 2004 9/30/2004 9/30/2005 Levitt and Sons 94.75 125.04 167.53 458.77 448.64 528.3 494.8 BACKLOG OF SIGNED CONTRACTS (Dollars in Millions) Units 487 584 824 2,053 Compound Growth 47.5% Excludes Joint Ventures 1,814 -6.3% 1,703 2,175

2000 2001 2002 2003 2004 9 Mo.'04 9 Mo.'05 Levitt and Sons 441 597 740 1011 2126 1451 1388 DELIVERIES (Housing Units) $195,000 $219,000 $220,000 $190,000 Average Sales Price of Homes Delivered Excludes Joint Ventures Compound Growth 48.2% $222,000 $218,000 $242,000 -4.3%

TOTAL HOME SALE REVENUES (Dollars in Millions) 2000 2001 2002 2003 2004 9 Mo.'04 9 Mo.'05 84.3 117.7 162.4 222.3 472.3 316.1 335.8 Compound Growth 53.9% 6.2% Excludes Joint Ventures

2001 2002 2003 2004 9 Mo.'05 0.188 0.191 0.221 0.214 0.21 HOME SALES MARGIN

Future Residential Units Currently in development* 7,653 Properties under contract 3,604 Total Lots 11,257 As of 9/30/05 *Excludes Backlog HOMEBUILDING DIVISION Lot Inventory

LAND DIVISION Developer of Master Planned Communities Community Master Plan encompasses: Residential Commercial Public use (schools, parks, etc.) Residential tracts Sold as raw land or developed lots Customers include Levitt and Sons and independent builders such as Lennar, Pulte and Toll Brothers Commercial tracts Land sold/leased to independent developers Land sold/leased to commercial users Vertical development by Core sold/leased to commercial users

Port St. Lucie: Nation's fastest growing large city* MASTER PLANNED COMMUNITIES *Reported by U.S. Census Bureau on June 30, 2005 for the period of July 1, 2003 to July 1, 2004. St. Lucie West Tradition Jasper County, SC Acquired September, 2005

Original 4,600-acre Master Planned Community Location of the PGA Country Club Tradition Field Home of New York Mets spring training St. Lucie Mets farm club 6th Fastest selling Master Planned Community in 2003* Florida *Source: Robert Charles Lesser & Co

Total 8,200-acre Master Planned Community 5 miles frontage on Interstate 95 8th fastest selling Master Planned Community in 2004* Expected to include ~ 18,000 residential units Expected to include ~ 8.5 million square feet of commercial space *Source: Robert Charles Lesser & Co.

Total 5,400-acre Master Planned Community 3 miles frontage on Interstate 95 2 miles frontage on Highway 278 Located between Savannah and Hilton Head Entitled for 9,500 residential units and 1.5 million square feet of commercial space Focus on retirement and pre-retirement market South Carolina Master Planned Community

LAND DIVISION Land Inventory - Investment As of 9/30/2005 *Includes non-saleable acreage Book Value Acres Total Per Acre Florida Total Acres* 6,935 Saleable Acres (est.) 4,547 $113 mil. $25,000 South Carolina Total Acres* 5,390 Saleable Acres (est.) 2,973 $ 41 mil. $13,700 Sales Value Acres Total Per Acre Backlog - Florida 435 $ 43 mil. $99,800

2001 2002 2003 2004 9 Mo.'05 0.51 0.467 0.43 0.555 0.55 LAND DIVISION MARGIN

NYSE - BXG 31% owned by Levitt Corporation Operator of resort properties under the timeshare model Operates throughout the U.S., primarily "drive to" destinations More than 134,000 resort owners Over 40 resorts Developer of residential and golf communities Over 49,000 homesites sold in 32 States since 1985 BLUEGREEN CORPORATION

2001 2002 2003 2004 9 Mo.'04 9 Mo.'05 12 16 26 37 30 39 BLUEGREEN CORPORATION NET INCOME (Dollars in Millions) Compound Growth 45% 31%

2000 2001 2002 2003 2004 9/30/2005 168.86 196.16 295.46 393.5 678.47 786.9 TOTAL CONSOLIDATED ASSETS (Dollars in Millions) Compound Growth 41.6% 16.0%

2000 2001 2002 2003 2004 9/30/2005 62.51 70.03 107.53 125.5 294.79 340.453 SHAREHOLDERS' EQUITY (Dollars in Millions) Compound Growth 47.4% 15.5%

2000 2001 2002 2003 2004 9/30/2005 1.26 1.32 1.37 1.39 0.91 0.93 DEBT-TO-EQUITY RATIO

2000 2001 2002 2003 2004 9/30/2005 0.118 0.114 0.22 0.2301 0.273 0.205 RETURN ON AVERAGE EQUITY Trailing 12 Months

GROWTH STRATEGY Strong emphasis on Homebuilding Operations New Master Planned Communities to support Homebuilding growth and leverage core competencies Acquisitions Primarily outside Florida Limited near term appetite Add value with Levitt brand and Active Adult expertise

Future Residential Units Homebuilding Division Currently in development* 7,653 Properties under contract 3,604 Land Division 18,528 Total Units 29,785 As of 9/30/05 *Excludes Backlog TOTAL LAND INVENTORY (Est.)

Strong legacy and powerful brand Florida is #1 state for homebuilding Experienced management in place for future growth Expert in Active Adult market Accomplished developer of Master Planned Communities Strong balance sheet Solid land position KEY CONSIDERATIONS (NYSE: LEV)

12/31/2000 12/31/04 Backlog 95 449 SUMMARY FINANCIAL RESULTS (Dollars in Millions) 12/31/2000 12/31/2004 Total Assets 169 678 41.6% 12/31/2000 12/31/04 Shareholder Equity 63 295 47.4% 2000 2004 Total Revenues 106 555 51.2% 47.5% 2000 2004 Net Income 7 57 69.5%

Developing Communities Since 1929

APPENDIX

HOMEBUILDING COMMUNITIES Active Adult As of September 30,2005

HOMEBUILDING COMMUNITIES Family As of September 30,2005

Developing Communities Since 1929 NYSE LEV